UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2006

LaPolla Industries, Inc.
(formerly known as IFT Corporation)
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION)
FORM 8-K
MARCH 24, 2006
INDEX

		Page

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIA STATEMENTS	3

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report	3

SIGNATURES		6

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report

(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report

The Company recently completed a review (“Review”) of its Form 10-K for the Year Ended December 31, 2004, as amended, Form 8-K for the Current Event dated February 11, 2005, as amended, Form 10-Q for the Quarter Ended March 31, 2005, Form 10-Q for the Quarter Ended June 30, 2005, and Form 10-Q for the Quarter Ended September 30, 2005 (collectively referred to as “Reviewed Filings”) with the Securities and Exchange Commission (“SEC”). In connection with this Review, based on comments received from the SEC, a variety of changes were made to the Reviewed Filings. These changes were, in the aggregate, deemed immaterial by the Company. The aggregate amount of the Company’s total assets, total liabilities, net losses, and accumulated deficits were not significantly altered; however, there were a significant number of changes made with respect to the presentation of the financial information and related notes. Based on the foregoing, the Company conservatively concluded that, as of March 24, 2006, the Reviewed Filings should not be relied upon. The Company will immediately hereafter file amendments to the Reviewed Filings, which will render the financial statements and related notes and applicable related audit report, as amended, reliable.

A brief description of the elements addressed in each of the Reviewed Filings is listed below. The information included in the sections entitled “Items Amended Hereby” in each respective Reviewed Filing is incorporated herein by this reference.

(1)   Form 10-K for the Year Ended December 31, 2004, as amended:

(A)  Reclassification of Continuing and Discontinued Operations - The original report filed with the SEC did not fully separate and segregate all of the financial and other related information related to our discontinued operations for the periods presented from our continuing operations. The aggregate financial data originally presented was not affected by the reclassification. The Company reclassified the financial data for all periods presented.

(B)  Reclassification of Certain Cost of Sales and Selling, General and Administrative Expenses - The Company reclassified certain direct labor expenses related to receiving, purchasing and inspection, shipping and handling costs (outbound freight) and warehousing costs originally included in the Selling, General and Administrative line item on the Consolidated Statements of Operations and included these amounts in the Cost of Sales line item for all applicable periods presented.

(C)  Restatement of Allowance for Doubtful Accounts and Bad Debt Expense - The Company changed the method from the aging method to the percentage-of-sales method and adjusted the percentage used to match the historical data relating to bad debts and credit sales of the Infiniti Products. The Company restated the allowance for doubtful accounts on the Consolidated Balance Sheets and Bad Debt expense included in the Selling, General and Administrative line item on the Consolidated Statements of Operations for all applicable periods presented.

(D)  Restatement of Inventory and Cost of Sales - The Company recorded certain acquisition and production direct and indirect costs in the Costs of Sales line item related to manufacturing and distribution operations which should have been capitalized and included as part of the cost of acquisition and production of inventory. The aggregate amount of assets, cost of sales, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications described in paragraphs (A) and (B) and restatement in paragraph (C) above, restated the value of Inventories on the Consolidated Balance Sheets and Cost of Sales on the Consolidated Statements of Operations for all applicable periods presented.

(E)  Loss Per Share and Dividends on Preferred Stock - The Company did not include the Dividends on Preferred Stock amounts on the face of the Consolidated Statement of Operations when these amounts should have been included in the presentation. The Company added the Dividends on Preferred Stock amounts for all applicable periods presented.

(F)  Reclassification of Related Party Payable - The Company classified the Loans Payable - Related Party amounts on the face of the Consolidated Balance Sheets in the Other Liabilities section when these amounts should have been classified in the Current Liabilities section. The aggregate amounts of the Loans Payable - Related Party were not affected by the reclassification. The Company reclassified the Loans Payable - Related Party amounts on the face of the Consolidated Balance Sheets for all applicable periods presented.

The Company has fully updated all affected portions of this amended report, including the consolidated financial statements and related notes, MD&A, selected financial data, and quarterly financial data, to reflect the reclassifications, restatement and changes described above. In addition, certain scrivener’s errors and captions in the consolidated financial statements and related notes and disclosures have been updated throughout this amended report to make the presentation more useful, informative, and comparative. In addition, the Company’s independent registered public accounting firm issued an amended opinion including explanatory information regarding the changes made to this filing as described above.

(2)   Form 8-K for Current Event dated February 11, 2005, as amended:

(A)  Make it clear that the unaudited pro forma consolidated balance sheets are as of December 31, 2004.

(B)  Eliminate the deferred tax asset from the presentation.

(C)  Eliminate the acquisition of the LaPolla Subsidiary’s accumulated deficit from the presentation.

(D)  Make it clear that the unaudited pro forma consolidated statement of operations reflects the acquisition transaction as if it occurred on January 1, 2004.

(E)  Eliminate discontinued operations from the consolidated statement of operations in the presentation.

(F)  Restate certain amounts in the consolidated financial statements to conform to the amended presentation for the year ended December 31, 2004

(G)  Separate customer list and product formulation fair values from goodwill.

(H)  Consistently present interest expense in the interest expense line item in the presentation.

(3)   Form 10-Q for the Quarter Ended March 31, 2005:

(A)  Reclassification of Continuing and Discontinued Operations - The original report filed with the SEC did not fully separate and segregate all of the financial and other related information related to our discontinued operations from our continuing operations. The aggregate financial data originally presented was not affected by the reclassification.

(B)  Reclassification of Certain Cost of Sales and Selling, General and Administrative Expenses - The Company reclassified certain direct labor expenses related to receiving, purchasing and inspection, shipping and handling costs (outbound freight) and warehousing costs originally included in the Selling, General and Administrative line item on the Condensed Consolidated Statements of Operations and included these amounts in the Cost of Sales line item.

(C)  Restatement of Inventory and Cost of Sales - The Company recorded certain acquisition and production direct and indirect costs in the Costs of Sales line item related to manufacturing and distribution operations which should have been capitalized and included as part of the cost of acquisition and production of inventory. The aggregate amount of assets, cost of sales, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in (A) and (B) above, restated the value of Inventories on the Condensed Consolidated Balance Sheets and Cost of Sales on the Condensed Consolidated Statements of Operations.

(D)  Restatement of Allowance for Doubtful Accounts and Bad Debt Expense - The Company reevaluated the percentage-of-sales method and percentage used for the 2004 year again for the first quarter of 2005 against the historical data relating to bad debts and credit sales of the Infiniti Products and LaPolla Products and determined that the 2004 year criteria was also appropriate for the first quarter of 2005. The aggregate amount of assets, expenses, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in paragraphs (A) and (B) and restatement in paragraph (C), restated the allowance for doubtful accounts on the Condensed Consolidated Balance Sheets and Bad Debt expense included in the Selling, General and Administrative line item on the Condensed Consolidated Statements of Operations.

(E)  Restatement of Goodwill and Other Intangible Assets and Amortization Expense - In connection with the acquisition of the LaPolla Subsidiary, the Company acquired a customer list and product formulation which assets were included in the aggregate value of goodwill attributable to the transaction, when they should have been valued separately, disaggregated from goodwill, treated as other intangible assets, and amortized according to their estimated useful lives. The aggregate amount of assets, expenses, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in paragraphs (A) and (B) and restatements in paragraphs (C) and (D), separately valued the customer list and product formulation, disaggregated these values from the goodwill and identified them as other intangible assets on the Condensed Consolidated Balance Sheets, established useful lives, and recorded amortization expense in the Selling, General and Administrative line item on the Condensed Consolidated Statement of Operations.

The Company has fully updated all affected portions of this amended report, including the condensed consolidated financial statements and related notes and MD&A, to reflect the reclassifications and restatements described above. In addition, certain scrivener’s errors and captions in the condensed consolidated financial statements and related notes and disclosures have been updated throughout this amended report to make the presentation more useful, informative, transparent, and comparative.

(4)   Form 10-Q for the Quarter Ended June 30, 2005:

(A)  Reclassification of Continuing and Discontinued Operations - The original report filed with the SEC did not fully separate and segregate all of the financial and other related information related to our discontinued operations from our continuing operations. The aggregate financial data originally presented was not affected by the reclassification.

(B)  Reclassification of Certain Cost of Sales and Selling, General and Administrative Expenses - The Company reclassified certain direct labor expenses related to receiving, purchasing and inspection, shipping and handling costs (outbound freight) and warehousing costs originally included in the Selling, General and Administrative line item on the Condensed Consolidated Statements of Operations and included these amounts in the Cost of Sales line item.

(C)  Restatement of Inventory and Cost of Sales - The Company recorded certain acquisition and production direct and indirect costs in the Costs of Sales line item related to manufacturing and distribution operations which should have been capitalized and included as part of the cost of acquisition and production of inventory. The aggregate amount of assets, cost of sales, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in (A) and (B) above, restated the value of Inventories on the Condensed Consolidated Balance Sheets and Cost of Sales on the Condensed Consolidated Statements of Operations.

(D)  Restatement of Allowance for Doubtful Accounts and Bad Debt Expense - The Company reevaluated the percentage-of-sales method and percentage used for the 2004 year again for the first and second quarters of 2005 against the historical data relating to bad debts and credit sales of the Infiniti Products and LaPolla Products and determined that the 2004 year criteria was also appropriate for the first and second quarters of 2005. The aggregate amount of assets, expenses, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in paragraphs (A) and (B) and restatement in paragraph (C), restated the allowance for doubtful accounts on the Condensed Consolidated Balance Sheets and Bad Debt expense included in the Selling, General and Administrative line item on the Condensed Consolidated Statements of Operations.

(E)  Restatement of Goodwill and Other Intangible Assets and Amortization Expense - In connection with the acquisition of the LaPolla Subsidiary, the Company acquired a customer list and product formulation which assets were included in the aggregate value of goodwill attributable to the transaction, when they should have been valued separately, disaggregated from goodwill, treated as other intangible assets, and amortized according to their estimated useful lives. The aggregate amount of assets, expenses, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in paragraphs (A) and (B) and restatements in paragraphs (C) and (D), separately valued the customer list and product formulation, disaggregated these values from the goodwill and identified them as other intangible assets on the Condensed Consolidated Balance Sheets, established useful lives, and recorded amortization expense in the Selling, General and Administrative line item on the Condensed Consolidated Statement of Operations.

(F)  Restatement of Paid-In Capital and Share-Based Compensation Expense - The Company implemented SFAS No. 123R during the second quarter of 2005 when it should have implemented it in the third quarter of 2005. The aggregate amount of assets, expenses, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in paragraphs (A) and (B) and restatements in paragraphs (C), (D) and (E), restated the Paid-In Capital on the Condensed Consolidated Balance Sheets and Share-Based Compensation expense originally included in the Selling. General and Administrative line item on the Condensed Consolidated Statement of Operations.

The Company has fully updated all affected portions of this amended report, including the condensed consolidated financial statements and related notes and MD&A, to reflect the reclassifications and restatements described above. In addition, certain scrivener’s errors and captions in the condensed consolidated financial statements and related notes and disclosures have been updated throughout this amended report to make the presentation more useful, informative, transparent, and comparative.

(5)    Form 10-Q for the Quarter Ended September 30, 2005:

(A)  Reclassification of Continuing and Discontinued Operations - The original report filed with the SEC did not fully separate and segregate all of the financial and other related information related to our discontinued operations from our continuing operations. The aggregate financial data originally presented was not affected by the reclassification.

(B)  Reclassification of Certain Cost of Sales and Selling, General and Administrative Expenses - The Company recorded certain direct labor expenses related to receiving, purchasing and inspection, shipping and handling costs, and warehousing costs as Selling, General and Administrative. The aggregate amount of costs and expenses of the Company originally presented were not affected by these reclassifications. The Company reclassified certain direct labor expenses related to receiving, purchasing and inspection, shipping and handling costs (outbound freight) and warehousing costs originally included in the Selling, General and Administrative line item on the Condensed Consolidated Statements of Operations and included these amounts in the Cost of Sales line item.

(C)  Restatement of Inventory and Cost of Sales - The Company recorded certain acquisition and production direct and indirect costs in the Costs of Sales line item related to manufacturing and distribution operations which should have been capitalized and included as part of the cost of acquisition and production of inventory. The aggregate amount of assets, cost of sales, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in (A) and (B) above, restated the value of Inventories on the Condensed Consolidated Balance Sheets and Cost of Sales on the Condensed Consolidated Statements of Operations.

(D)  Restatement of Allowance for Doubtful Accounts and Bad Debt Expense - The Company reevaluated the percentage-of-sales method and percentage used for the 2004 year again for the first, second and third quarters of 2005 against the historical data relating to bad debts and credit sales of the Infiniti Products and LaPolla Products and determined that the 2004 year criteria was also appropriate for the first, second and third quarters of 2005. The aggregate amount of assets, expenses, net loss, and accumulated deficit of the Company originally reported were affected by the restatement. The Company, after the reclassifications in paragraphs (A) and (B) and restatement in paragraph (C), restated the allowance for doubtful accounts on the Condensed Consolidated Balance Sheets and Bad Debt expense included in the Selling, General and Administrative line item on the Condensed Consolidated Statements of Operations.

The Company has fully updated all affected portions of this amended report, including the condensed consolidated financial statements and related notes and MD&A, to reflect the reclassifications and restatements described above. In addition, certain scrivener’s errors and captions in the condensed consolidated financial statements and related notes and disclosures have been updated throughout this amended report to make the presentation more useful, informative, transparent, and comparative.

To conclude, the CEO discussed the matters in the Reviewed Filings with the Company’s independent registered public accountant disclosed in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2006	LAPOLLA INDUSTRIES, INC.

/s/ Michael T. Adams, CEO

Michael T. Adams
Chief Executive Officer